Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2022	2023	2024	2025
Year ended December 31:
Total fee revenue	$9,606	$9,480	$10,156	$10,980
Net interest income	2,544	2,759	2,923	2,960
Other income	(2)	(294)	(79)	4
Total revenue	12,148	11,945	13,000	13,944
Provision for credit losses	20	46	75	59
Total expenses	8,801	9,583	9,530	10,154
Income before income tax expense	3,327	2,316	3,395	3,731
Income tax expense	553	372	708	786
Net income	2,774	1,944	2,687	2,945
Net income available to common shareholders	$2,660	$1,821	$2,483	$2,717
Per common share:
Diluted earnings per common share	$7.19	$5.58	$8.21	$9.40
Average diluted common shares outstanding (in thousands)	370,109	326,568	302,226	289,019
Cash dividends declared per common share	$2.40	$2.64	$2.90	$3.20
Closing price per share of common stock (at year end)	77.57	77.46	98.15	129.01
Average balance sheet:
Investment securities	$111,929	$105,765	$104,784	$110,586
Total assets	286,430	274,696	311,723	343,505
Total deposits	222,874	205,111	225,611	253,002
Ratios and other metrics:
Return on average common equity	11.1%	8.2%	11.1%	11.5%
Return on average tangible common equity(1)	17.4	13.3	17.9	17.9
Pre-tax margin	27.4	19.4	26.1	26.8
Pre-tax margin, excluding notable items(2)	28.4	26.4	27.6	29.2
Net interest margin, fully taxable-equivalent basis	1.03	1.20	1.10	1.00
Common equity tier 1 ratio(3)(4)	13.6	11.6	10.9	11.6
Tier 1 capital ratio(3)(4)	15.4	13.4	13.2	14.4
Total capital ratio(3)(4)	16.8	15.2	14.8	16.1
Tier 1 leverage ratio(3)	6.0	5.5	5.2	5.5
Supplementary leverage ratio(3)	7.0	6.2	6.2	6.5
Assets under custody and/or administration (in trillions)	$36.74	$41.81	$46.56	$53.80
Assets under management (in trillions)	3.48	4.13	4.72	5.67

(1) Return on average tangible common equity is calculated by dividing the net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end.
(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters							% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26	2025	2026	YTD2026 vs. YTD2025

Fee revenue:
Servicing fees	$1,275	$1,304	$1,357	$1,388	$1,409	$1,468	$1,492	9.9%	1.6%	$3,936	$4,369	11.0%
Management fees(1)	587	600	664	717	724	772	797	20.0	3.2	1,851	2,293	23.9
Foreign exchange trading services(1)	337	393	364	350	435	494	427	17.3	(13.6)	1,094	1,356	23.9
Securities finance	114	126	138	127	116	150	151	9.4	0.7	378	417	10.3
Software services(1)	158	169	167	163	169	166	175	4.8	5.4	494	510	3.2
Other fee revenue(1)	99	127	139	117	107	138	98	(29.5)	(29.0)	365	343	(6.0)
Total fee revenue	2,570	2,719	2,829	2,862	2,960	3,188	3,140	11.0	(1.5)	8,118	9,288	14.4
Net interest income:
Interest income	2,922	3,055	2,918	2,749	2,651	2,843	2,916	(0.1)	2.6	8,895	8,410	(5.5)
Interest expense	2,208	2,326	2,203	1,947	1,816	1,983	2,052	(6.9)	3.5	6,737	5,851	(13.2)
Net interest income	714	729	715	802	835	860	864	20.8	0.5	2,158	2,559	18.6
Other income:
Gains from sales of available-for-sale securities, net	—	—	1	3	1	—	—	nm	—	1	1	—
Total other income	—	—	1	3	1	—	—	nm	—	1	1	—
Total revenue	3,284	3,448	3,545	3,667	3,796	4,048	4,004	12.9	(1.1)	10,277	11,848	15.3
Provision for credit losses	12	30	9	8	16	—	(4)	nm	nm	51	12	(76.5)
Expenses:
Compensation and employee benefits	1,262	1,280	1,162	1,331	1,441	1,292	1,251	7.7	(3.2)	3,704	3,984	7.6
Information systems and communications	497	523	517	557	637	589	594	14.9	0.8	1,537	1,820	18.4
Transaction processing services	258	260	276	256	283	280	286	3.6	2.1	794	849	6.9
Occupancy	103	105	106	173	101	96	102	(3.8)	6.3	314	299	(4.8)
Other	330	361	373	424	349	402	387	3.8	(3.7)	1,064	1,138	7.0
Total expenses	2,450	2,529	2,434	2,741	2,811	2,659	2,620	7.6	(1.5)	7,413	8,090	9.1
Income before income tax expense	822	889	1,102	918	969	1,389	1,388	26.0	(0.1)	2,813	3,746	33.2
Income tax expense	178	196	241	171	205	305	298	23.7	(2.3)	615	808	31.4
Net income	$644	$693	$861	$747	$764	$1,084	$1,090	26.6	0.6	$2,198	$2,938	33.7
Adjustments to net income:
Dividends on preferred stock	$(46)	$(63)	$(58)	$(59)	$(58)	$(58)	$(59)	(1.7)	(1.7)	$(167)	$(175)	(4.8)
Earnings allocated to participating securities	(1)	—	(1)	—	(1)	—	(1)	—	nm	(2)	(2)	—
Net income available to common shareholders	$597	$630	$802	$688	$705	$1,026	$1,030	28.4	0.4	$2,029	$2,761	36.1

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	3Q26 vs. 3Q25		3Q26 vs. 2Q26		2025	2026	YTD2026 vs. YTD2025
Per common share:
Basic earnings	$2.07	$2.20	$2.83	$2.46	$2.53	$3.71	$3.76	32.9%		1.3%		$7.09	$9.99	40.9%
Diluted earnings	2.04	2.17	2.78	2.42	2.49	3.65	3.69	32.7		1.1		6.98	9.82	40.7
Average common shares outstanding (in thousands):
Basic	288,562	286,281	283,434	280,008	278,434	276,150	274,182	(3.3)		(0.7)		286,074	276,240	(3.4)
Diluted	292,716	290,490	288,163	284,806	282,874	281,062	279,292	(3.1)		(0.6)		290,439	281,063	(3.2)
Cash dividends declared per common share	$0.76	$0.76	$0.84	$0.84	$0.84	$0.84	$0.92	9.5		9.5		$2.36	$2.60	10.2
Closing price per share of common stock (as of quarter end)	89.53	106.34	116.01	129.01	126.56	169.60	174.59	50.5		2.9		116.01	174.59	50.5
Book value per common share	$80.13	$83.16	$85.33	$87.01	$87.33	$89.95	$90.37	5.9		0.5		$85.33	$90.37	5.9
Tangible book value per common share(2)	51.23	53.56	55.57	56.13	56.59	59.23	59.69	7.4		0.8		55.57	59.69	7.4
Balance sheet averages:
Investment securities	$110,070	$112,083	$111,821	$108,376	$107,157	$108,630	$108,279	(3.2)		(0.3)		$111,332	$108,026	(3.0)
Total assets	337,291	353,779	340,480	342,448	351,714	366,821	363,098	6.6		(1.0)		343,862	360,586	4.9
Total deposits	243,036	260,745	254,509	253,585	258,081	270,345	271,123	6.5		0.3		252,805	266,565	5.4
Ratios and other metrics:
Effective tax rate	21.7%	22.0%	21.9%	18.6%	21.2%	21.9%	21.5%	(0.4)%	pts	(0.4)%	pts	21.9%	21.6%	(0.3)%	pts
Return on average common equity	10.6	10.8	13.4	11.3	11.6	16.7	16.4	3.0		(0.3)		11.6	15.0	3.4
Return on average tangible common equity(3)	16.4	16.7	20.9	17.5	17.6	25.5	25.1	4.2		(0.4)		18.0	22.8	4.8
Pre-tax margin	25.0	25.8	31.1	25.0	25.5	34.3	34.6	3.5		0.3		27.4	31.6	4.2
Pre-tax margin, excluding notable items(4)	25.0	29.6	31.1	30.7	29.0	34.3	34.6	3.5		0.3		28.7	32.7	4.0
Net interest margin, fully taxable-equivalent basis	1.00	0.96	0.96	1.10	1.16	1.13	1.12	0.2		—		0.97	1.14	0.2
Common equity tier 1 ratio(5)(6)	11.0	10.7	11.3	11.6	10.6	10.8	11.0	(0.3)		0.2		11.3	11.0	(0.3)
Tier 1 capital ratio(5)(6)	13.8	13.3	13.9	14.4	13.1	13.2	13.9	—		0.7		13.9	13.9	—
Total capital ratio(5)(6)	15.3	14.8	15.5	16.1	14.5	14.5	15.2	(0.3)		0.7		15.5	15.2	(0.3)
Tier 1 leverage ratio(5)	5.5	5.3	5.6	5.5	5.4	5.3	5.5	(0.1)		0.2		5.6	5.5	(0.1)
Supplementary leverage ratio(5)	6.5	6.3	6.4	6.5	6.3	6.2	6.4	—		0.2		6.4	6.4	—
Assets under custody and/or administration (in billions)	$46,733	$49,000	$51,664	$53,800	$54,515	$57,858	$59,173	14.5%		2.3%		$51,664	$59,173	14.5%
Assets under management (in billions)	4,665	5,117	5,446	5,665	5,620	6,278	6,306	15.8		0.4		5,446	6,306	15.8
Average securities on loan(7)	358,869	386,730	404,378	411,166	431,100	478,343	464,538	14.9		(2.9)		383,493	458,116	19.5

(1) In the first quarter of 2026, revenue related to distribution and marketing activities was reclassified from foreign exchange trading services to management fees. Additionally, lending-related and other fees, previously recognized within software and processing fees, was reclassified to other fee revenue, and the software and processing fees caption has been changed to software services. Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on total fee revenue, total revenue or net income, on either a consolidated or line of business basis.

(2) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Return on average tangible common equity is calculated by dividing annualized net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(4) Excluding notable items is a non-GAAP presentation; refer to Reconciliations of non-GAAP Financial Information pages for details.
(5) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of September 30, 2026 are estimates.
(6) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(7) End-of-period securities on loan were $376,269 million, $387,070 million, $397,730 million and $394,277 million at March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively, and $431,805 million, $426,290 million and $458,788 million at March 31, 2026, June 30, 2026 and September 30, 2026, respectively.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of							% Change
(Dollars in millions, except per share amounts)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	3Q26 vs. 3Q25	3Q26 vs. 2Q26
Assets:
Cash and due from banks	$4,658	$4,020	$4,756	$4,433	$6,518	$4,290	$4,796	0.8%	11.8%
Interest-bearing deposits with banks, net	119,464	118,835	122,642	126,930	123,574	145,223	138,426	12.9	(4.7)
Securities purchased under resale agreements	7,971	8,275	7,730	6,812	8,187	9,035	7,222	(6.6)	(20.1)
Trading account assets	743	791	884	827	842	856	852	(3.6)	(0.5)
Investment securities:
Investment securities available-for-sale, net	67,444	70,603	69,443	67,154	71,645	72,297	74,008	6.6	2.4
Investment securities held-to-maturity, net(1)	45,505	43,286	40,934	38,171	36,732	35,290	34,116	(16.7)	(3.3)
Total investment securities	112,949	113,889	110,377	105,325	108,377	107,587	108,124	(2.0)	0.5
Loans	44,685	47,279	46,660	46,782	49,190	52,062	49,309	5.7	(5.3)
Allowance for credit losses on loans(2)	176	179	190	193	168	161	152	(20.0)	(5.6)
Loans, net	44,509	47,100	46,470	46,589	49,022	51,901	49,157	5.8	(5.3)
Premises and equipment, net(3)	2,784	2,942	3,080	3,174	3,313	3,854	4,273	38.7	10.9
Accrued interest and fees receivable	4,280	4,589	4,476	4,395	4,708	4,867	4,896	9.4	0.6
Goodwill	7,763	7,918	7,916	8,159	8,121	8,106	8,094	2.2	(0.1)
Other intangible assets	1,046	1,014	958	935	872	816	763	(20.4)	(6.5)
Other assets	66,526	67,344	61,781	58,468	78,631	81,846	76,738	24.2	(6.2)
Total assets	$372,693	$376,717	$371,070	$366,047	$392,165	$418,381	$403,341	8.7	(3.6)
Liabilities:
Deposits:
Non-interest-bearing	$32,265	$34,569	$34,395	$35,267	$39,643	$46,489	$41,853	21.7	(10.0)
Interest-bearing - U.S.	168,362	169,444	169,013	168,079	174,723	191,759	192,437	13.9	0.4
Interest-bearing - Non-U.S.	71,429	79,011	76,591	71,004	78,975	81,299	77,361	1.0	(4.8)
Total deposits(4)	272,056	283,024	279,999	274,350	293,341	319,547	311,651	11.3	(2.5)
Securities sold under repurchase agreements	3,524	2,377	206	841	969	395	411	99.5	4.1
Other short-term borrowings	11,849	9,844	9,825	3,821	3,981	4,372	903	(90.8)	(79.3)
Accrued expenses and other liabilities	33,726	28,254	28,710	34,051	40,899	40,095	36,534	27.3	(8.9)
Long-term debt	24,846	25,911	24,688	25,143	25,233	25,704	25,132	1.8	(2.2)
Total liabilities	346,001	349,410	343,428	338,206	364,423	390,113	374,631	9.1	(4.0)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493	—	—
Series I, 15,000 shares issued and outstanding	1,481	1,481	1,481	1,481	1,481	1,481	1,481	—	—
Series J, 8,500 shares issued and outstanding	842	842	842	842	842	842	842	—	—
Series K, 7,500 shares issued and outstanding	743	743	743	743	743	743	743	—	—
Series L, 5,000 shares issued and outstanding	—	—	—	—	—	—	496	nm	nm
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	504	504	—	—
Surplus	10,693	10,698	10,704	10,705	10,701	10,710	10,708	—	—
Retained earnings	29,959	30,373	30,938	31,392	31,864	32,660	33,439	8.1	2.4
Accumulated other comprehensive income (loss)	(1,792)	(1,321)	(1,172)	(1,043)	(1,282)	(1,178)	(1,624)	(38.6)	(37.9)
Treasury stock, at cost(7)	(16,231)	(16,506)	(16,891)	(17,276)	(17,604)	(17,987)	(18,372)	(8.8)	(2.1)
Total shareholders' equity	26,692	27,307	27,642	27,841	27,742	28,268	28,710	3.9	1.6
Total liabilities and equity	$372,693	$376,717	$371,070	$366,047	$392,165	$418,381	$403,341	8.7	(3.6)

(1) Fair value of investment securities held-to-maturity	$40,424	$38,485	$36,654	$34,166	$32,560	$31,104	$28,697
(2) Total allowance for credit losses including off-balance sheet commitments	186	192	201	203	179	175	166
(3) Accumulated depreciation for premises and equipment	6,635	6,824	6,979	7,046	7,170	7,273	7,450
(4) Average total deposits	243,036	260,745	254,509	253,585	258,081	270,345	271,123
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	288,676,229	285,561,974	282,217,819	279,077,907	276,924,993	274,702,550	272,828,262
(7) Treasury stock shares	215,203,413	218,317,668	221,661,823	224,801,735	226,954,649	229,177,092	231,051,380
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters														% Change
	1Q25		2Q25		3Q25		4Q25		1Q26		2Q26		3Q26		3Q26 vs. 3Q25	3Q26 vs. 2Q26
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$92,780	3.36%	$98,321	3.23%	$88,130	3.03%	$94,987	2.83%	$100,363	2.81%	$103,683	2.89%	$100,858	2.94%	14.4%	(2.7)%
Securities purchased under resale agreements(2)	7,716	8.66	9,169	7.83	8,643	7.82	7,398	8.47	8,051	7.65	8,129	7.43	8,320	6.73	(3.7)	2.3
Trading account assets	756	0.15	791	0.06	806	0.90	872	0.65	837	0.71	845	0.80	897	0.65	11.3	6.2
Investment securities:
Investment securities available-for-sale, net	63,428	4.57	67,718	4.45	69,898	4.43	68,858	4.32	69,862	4.04	72,810	4.06	73,680	4.14	5.4	1.2
Investment securities held-to-maturity, net	46,642	2.07	44,365	2.11	41,923	2.15	39,518	2.19	37,295	2.22	35,820	2.24	34,599	2.24	(17.5)	(3.4)
Total investment securities	110,070	3.51	112,083	3.52	111,821	3.58	108,376	3.55	107,157	3.41	108,630	3.46	108,279	3.53	(3.2)	(0.3)
Loans(3)	43,730	5.17	45,277	5.08	46,500	4.98	47,599	4.77	48,588	4.53	50,081	4.64	50,358	4.65	8.3	0.6
Other interest-earning assets	34,464	5.49	39,007	5.38	39,557	4.92	29,999	5.00	28,118	5.00	34,038	5.00	36,408	5.23	(8.0)	7.0
Total interest-earning assets	289,516	4.09	304,648	4.02	295,457	3.92	289,231	3.77	293,114	3.67	305,406	3.73	305,120	3.79	3.3	(0.1)
Cash and due from banks	4,516		4,058		4,336		3,633		3,912		3,984		4,235		(2.3)	6.3
Other non-interest-earning assets	43,259		45,073		40,687		49,584		54,688		57,431		53,743		32.1	(6.4)
Total assets	$337,291		$353,779		$340,480		$342,448		$351,714		$366,821		$363,098		6.6	(1.0)
Liabilities:
Interest-bearing deposits:
U.S.	$154,462	3.54%	$159,770	3.50%	$157,132	3.49%	$153,865	3.13%	$154,634	2.91%	$161,741	2.91%	$164,807	2.96%	4.9%	1.9%
Non-U.S.	63,677	1.38	76,807	1.55	73,428	1.49	73,577	1.34	73,962	1.34	79,103	1.52	77,240	1.51	5.2	(2.4)
Total interest-bearing deposits(4)	218,139	2.91	236,577	2.87	230,560	2.86	227,442	2.55	228,596	2.40	240,844	2.45	242,047	2.49	5.0	0.5
Securities sold under repurchase agreements	4,530	4.54	3,160	4.42	1,002	3.44	161	1.90	272	2.84	256	2.23	487	2.89	(51.4)	90.2
Other short-term borrowings	11,848	4.64	10,179	4.51	10,069	4.88	6,320	3.81	3,857	4.05	4,179	3.78	1,906	3.81	(81.1)	(54.4)
Long-term debt	23,742	5.00	25,864	4.98	25,273	4.93	25,126	4.77	25,256	4.53	25,912	4.57	25,598	4.64	1.3	(1.2)
Other interest-bearing liabilities	5,471	11.76	3,543	18.35	3,445	11.39	3,678	13.27	4,310	12.82	5,383	12.90	4,919	17.09	42.8	(8.6)
Total interest-bearing liabilities	263,730	3.40	279,323	3.34	270,349	3.23	262,727	2.94	262,291	2.81	276,574	2.88	274,957	2.96	1.7	(0.6)
Non-interest-bearing deposits(5)	24,897		24,168		23,949		26,143		29,485		29,501		29,076		21.4	(1.4)
Other non-interest-bearing liabilities	22,554		23,232		18,850		25,851		31,823		32,605		30,398		61.3	(6.8)
Preferred shareholders' equity	3,263		3,560		3,560		3,560		3,560		3,560		3,830		7.6	7.6
Common shareholders' equity	22,847		23,496		23,772		24,167		24,555		24,581		24,837		4.5	1.0
Total liabilities and shareholders' equity	$337,291		$353,779		$340,480		$342,448		$351,714		$366,821		$363,098		6.6	(1.0)

Total deposits	$243,036		$260,745		$254,509		$253,585		$258,081		$270,345		$271,123		6.5	0.3

Excess of rate earned over rate paid		0.70%		0.68%		0.69%		0.83%		0.86%		0.86%		0.83%
Net interest margin		1.00%		0.96%		0.96%		1.10%		1.16%		1.13%		1.12%
Net interest income, fully taxable-equivalent basis		$714		$729		$716		$802		$835		$860		$864
Tax-equivalent adjustment		—		—		(1)		—		—		—		—
Net interest income, GAAP-basis(4)		$714		$729		$715		$802		$835		$860		$864

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $232 billion, $253 billion, $251 billion and $234 billion in the first, second, third and fourth quarters of 2025, respectively, and approximately $228 billion, $216 billion and $198 billion in the first, second and third quarters of 2026, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.28%, 0.27%, 0.26% and 0.26% in the first, second, third and fourth quarters of 2025, respectively, and approximately 0.26%, 0.27% and 0.27% in the first, second and third quarters of 2026, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $43,562 million, $45,113 million, $46,321 million and $47,411 million in the first, second, third and fourth quarters of 2025, respectively and approximately $48,421 million, $49,916 million and $50,202 million in the first, second and third quarters of 2026, respectively.

(4) Average rates include the impact of FX swap expense of approximately ($83) million, ($42) million, ($31) million and ($39) million in the first, second, third and fourth quarters of 2025, respectively, and approximately ($29) million, ($4) million and ($20) million in the first, second and third quarters of 2026, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 3.07%, 2.94%, 2.91%, and 2.62% in the first, second, third and fourth quarters of 2025, respectively, and approximately 2.45%, 2.46% and 2.53% in the first, second and third quarters of 2026, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2025 and 2026, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2025		2026		YTD2026 vs YTD2025
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks, net	$93,060	3.21%	$101,636	2.88%	9.2%
Securities purchased under resale agreements(2)	8,513	8.08	8,168	7.26	(4.1)
Trading account assets	784	0.38	860	0.72	9.7
Investment securities:
Investment securities available-for-sale, net	67,039	4.48	72,131	4.08	7.6
Investment securities held-to-maturity, net	44,293	2.11	35,895	2.23	(19.0)
Total investment securities	111,332	3.54	108,026	3.47	(3.0)
Loans(3)	45,179	5.07	49,682	4.61	10.0
Other interest-earning assets	37,694	5.25	32,885	5.09	(12.8)
Total interest-earning assets	296,562	4.01	301,257	3.73	1.6
Cash and due from banks	4,303		4,045		(6.0)
Other non-interest-earning assets	42,997		55,284		28.6
Total assets	$343,862		$360,586		4.9
Liabilities:
Interest-bearing deposits:
U.S.	$157,131	3.51	$160,431	2.93	2.1
Non-U.S.	71,340	1.48	76,781	1.46	7.6
Total interest-bearing deposits(4)	228,471	2.88	237,212	2.45	3.8
Securities sold under repurchase agreements	2,884	4.37	339	2.71	(88.2)
Other short-term borrowings	10,692	4.67	3,307	3.89	(69.1)
Long-term debt	24,965	4.97	25,590	4.58	2.5
Other interest-bearing liabilities	4,147	13.53	4,872	14.30	17.5
Total interest-bearing liabilities	271,159	3.32	271,320	2.88	0.1
Non-interest-bearing deposits(5)	24,334		29,353		20.6
Other non-interest-bearing liabilities	21,532		31,603		46.8
Preferred shareholders' equity	3,461		3,650		5.5
Common shareholders' equity	23,376		24,660		5.5
Total liabilities and shareholders' equity	$343,862		$360,586		4.9

Total deposits	$252,805		$266,565		5.4

Excess of rate earned over rate paid		0.69%		0.85%
Net interest margin		0.97%		1.14%
Net interest income, fully taxable-equivalent basis		$2,159		$2,559
Tax-equivalent adjustment		(1)		—
Net interest income, GAAP-basis(4)		$2,158		$2,559

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $246 billion and $214 billion as of September 30, 2025 and 2026, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.27% for both the nine months ended September 30, 2025 and 2026.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of September 30, 2025 and 2026 were approximately $45,009 million and $49,520 million, respectively.
(4) Average rates include the impact of FX swap cost of approximately ($155) million and ($53) million for the nine months ended September 30, 2025 and 2026, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap cost were 2.97% and 2.48% for the nine months ended September 30, 2025 and 2026, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	3Q26
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$48,165	3.78%	$28,061	2.16%	$6,314	3.85%	$18,318	1.61%	$100,858	2.94%
Total investment securities	83,316	3.56	10,302	2.67	7,571	4.21	7,090	3.74	108,279	3.53
Loans	41,170	4.83	6,820	3.76	1,420	4.49	948	3.19	50,358	4.65
Total other interest-earning assets(2)	41,897	5.46	87	1.56	68	1.97	3,573	4.99	45,625	5.41
Total interest-earning assets	$214,548	4.21	$45,270	2.51	$15,373	4.06	$29,929	2.56	$305,120	3.79

Total interest-bearing deposits(3)(4)	$163,951	3.15	$38,784	1.26	$11,545	1.68	$27,767	0.71	$242,047	2.49

Central Bank Rate(5)		3.79		2.31		3.75

	2Q26
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$51,295	3.76%	$30,113	1.99%	$6,529	3.66%	$15,746	1.44%	$103,683	2.89%
Total investment securities	84,248	3.57	9,950	1.73	7,427	4.24	7,005	3.75	108,630	3.46
Loans	41,315	4.78	6,735	3.63	1,353	4.66	678	6.33	50,081	4.64
Total other interest-earning assets(2)	39,788	5.46	92	(2.26)	36	(2.86)	3,096	4.66	43,012	5.38
Total interest-earning assets	$216,646	4.20	$46,890	2.16	$15,345	4.02	$26,525	2.56	$305,406	3.73

Total interest-bearing deposits(3)(4)	$159,900	3.11	$40,799	1.12	$11,886	1.71	$28,259	0.98	$240,844	2.45

Central Bank Rate(5)		3.75		2.05		3.75

	3Q25
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$37,596	4.48%	$26,982	1.95%	$6,137	4.12%	$17,415	1.17%	$88,130	3.03%
Total investment securities	89,709	3.60	9,498	2.47	6,516	4.45	6,098	4.09	111,821	3.58
Loans	37,684	5.16	6,980	3.97	1,236	5.70	600	3.93	46,500	4.98
Total other interest-earning assets(2)	45,425	5.46	322	1.29	67	4.00	3,192	4.39	49,006	5.36
Total interest-earning assets	$210,414	4.42	$43,782	2.37	$13,956	4.39	$27,305	2.26	$295,457	3.92

Total interest-bearing deposits(3)(4)	$156,248	3.72	$37,952	1.16	$11,715	1.88	$24,645	0.47	$230,560	2.86

Central Bank Rate(5)		4.46		2.00		4.10

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q25		2Q25		3Q25		4Q25		1Q26		2Q26		3Q26
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$41.3	4.29%	$42.6	4.15%	$42.8	4.08%	$42.1	3.96%	$42.7	3.70%	$45.0	3.73%	$44.7	3.82%
U.S. Treasury direct obligations	26.5	4.48	26.4	4.43	25.5	4.37	24.4	4.19	24.0	3.91	25.2	3.92	24.3	4.03
Non-U.S. sovereign, supranational and non-U.S. agency	14.8	3.96	16.2	3.70	17.3	3.66	17.7	3.65	18.7	3.44	19.8	3.49	20.4	3.57
Asset-backed securities	7.8	5.09	8.5	4.75	8.7	4.58	8.2	4.47	8.0	3.99	8.3	4.08	8.5	4.25
Mortgage-backed securities	7.0	5.06	9.2	5.09	11.3	5.33	12.2	5.16	13.6	4.85	14.2	4.88	15.2	4.79
CMBS	4.3	4.86	4.2	4.74	3.9	4.80	3.3	4.73	2.7	4.21	2.4	4.08	2.3	4.16
Other	3.0	5.16	3.2	5.14	3.2	5.12	3.1	5.02	2.9	5.15	2.9	5.19	3.0	5.29
Total available-for-sale portfolio	$63.4	4.57	$67.7	4.45	$69.9	4.43	$68.9	4.32	$69.9	4.04	$72.8	4.06	$73.7	4.14

	Quarters
	1Q25		2Q25		3Q25		4Q25		1Q26		2Q26		3Q26
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$8.6	0.75%	$7.2	0.78%	$5.6	0.83%	$4.4	0.88%	$2.7	1.02%	$2.1	1.11%	$1.7	1.17%
U.S. Treasury direct obligations	5.0	0.66	3.9	0.67	2.4	0.67	1.6	0.69	0.4	0.70	0.3	0.79	0.1	0.88
Non-U.S. sovereign, supranational and non-U.S. agency	3.6	0.89	3.3	0.92	3.2	0.95	2.8	0.99	2.3	1.08	1.8	1.16	1.6	1.20
Asset-backed securities	2.4	5.32	2.4	5.17	2.4	5.21	2.3	5.17	2.2	4.55	2.1	4.65	2.0	4.55
Mortgage-backed securities	30.5	2.22	29.7	2.21	28.8	2.20	27.8	2.22	27.3	2.22	26.6	2.21	25.9	2.20
CMBS	5.2	1.88	5.1	1.89	5.1	1.89	5.0	1.88	5.1	1.85	5.0	1.85	5.0	1.89
Total held-to-maturity portfolio	$46.7	2.07	$44.4	2.11	$41.9	2.15	$39.5	2.19	$37.3	2.22	$35.8	2.24	$34.6	2.24

Total investment securities	$110.1	3.51	$112.1	3.52	$111.8	3.58	$108.4	3.55	$107.2	3.41	$108.6	3.46	$108.3	3.53

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	53%	27%	14%	5%	—%	—%	1%	$44.6	60.3%	$(165)	94% / 6%
U.S. Treasury direct obligations	100	—	—	—	—	—	—	23.6	52.9	6	100% / 0%
Non-U.S. sovereign, supranational and non-U.S. agency	—	57	30	10	—	1	2	21.0	47.1	(171)	84% / 16%
Asset-backed securities	—	96	4	—	—	—	—	8.8	11.9	3	0% / 100%
Mortgage-backed securities	100	—	—	—	—	—	—	15.3	20.7	(375)	43% / 57%
CMBS	100	—	—	—	—	—	—	2.2	2.9	(14)	9% / 91%
Other	—	18	22	55	5	—	—	3.1	4.2	(6)	53% / 47%
Total available-for-sale portfolio	56%	28%	10%	5%	—%	—%	1%	$74.0	100.0%	$(557)	68% / 32%

Fair Value	$41.1	$20.9	$7.4	$3.8	$0.2	$0.2	$0.4

	Ratings
	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	7%	28%	58%	7%	—%	—%	—%	$1.5	4.4%	$(44)	100% / 0%
U.S. Treasury direct obligations	100	—	—	—	—	—	—	0.1	6.7	(2)	94% / 6%
Non-U.S. sovereign, supranational and non-U.S. agency	—	30	62	8	—	—	—	1.4	93.3	(42)	100% / 0%
Asset-backed securities	—	1	91	5	1	2	—	2.0	5.9	(18)	5% / 95%
Mortgage-backed securities	100	—	—	—	—	—	—	25.6	75.0	(4,790)	100% / 0%
CMBS	100	—	—	—	—	—	—	5.0	14.7	(569)	98% / 2%
Total held-to-maturity portfolio	90%	1%	8%	1%	—%	—%	—%	$34.1	100.0%	$(5,421)	94% / 6%

Amortized Cost	$30.7	$0.5	$2.7	$0.2	$—	$—	$—

Total Investment Securities(3)								$108.1			76% / 24%

(1) At September 30, 2026, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $412 million, after-tax unrealized loss on securities held-to-maturity of $4,007 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $225 million.

(2) At September 30, 2026, fixed-to-floating rate securities, which excludes the impact of hedges, had a book value of approximately $1.67 billion or 1.55% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon fair value as of September 30, 2026, approximately 85% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters							% Change
(Dollars in millions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26
Allowance for credit losses:
Beginning balance	$183	$186	$192	$201	$203	$179	$175	(8.9)%	(2.2)%
Provision for credit losses (funded commitments)	11	27	11	9	15	(3)	(4)	nm	33.3
Provision for credit losses (unfunded commitments)	1	2	(1)	(3)	1	3	—	nm	nm
Provision for credit losses (all other)	—	1	(1)	2	—	—	—	nm	—
Total provision	12	30	9	8	16	—	(4)	nm	nm
Charge-offs	(9)	(24)	—	(6)	(40)	(4)	(5)	nm	25.0
Ending balance(1)	$186	$192	$201	$203	$179	$175	$166	(17.4)	(5.1)

Allowance for credit losses:
Loans	$176	$179	$190	$193	$168	$161	$152	(20.0)	(5.6)
Unfunded (off-balance sheet) commitments	9	11	10	8	10	13	13	30.0	—
All other	1	2	1	2	1	1	1	—	—
Ending balance(1)	$186	$192	$201	$203	$179	$175	$166	(17.4)	(5.1)

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters							% Change
(Dollars in billions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$15,430	$16,728	$17,795	$17,997	$18,338	$20,055	$20,852	17.2%	4.0%
Mutual funds	12,143	12,641	13,209	13,518	13,309	14,353	14,127	6.9	(1.6)
Pension products	9,377	9,679	10,321	10,452	10,912	11,219	11,318	9.7	0.9
Insurance and other products	9,783	9,952	10,339	11,833	11,956	12,231	12,876	24.5	5.3
Total Assets Under Custody and/or Administration	$46,733	$49,000	$51,664	$53,800	$54,515	$57,858	$59,173	14.5	2.3
By Asset Class:
Equities	$27,508	$29,311	$31,124	$31,879	$32,243	$34,670	$36,136	16.1	4.2
Fixed-Income	11,900	12,122	12,874	13,830	14,030	14,160	14,074	9.3	(0.6)
Short-term and other investments(2)	7,325	7,567	7,666	8,091	8,242	9,028	8,963	16.9	(0.7)
Total Assets Under Custody and/or Administration	$46,733	$49,000	$51,664	$53,800	$54,515	$57,858	$59,173	14.5	2.3
By Geographic Location(3):
Americas	$33,340	$35,028	$36,698	$37,422	$37,265	$40,040	$40,932	11.5	2.2
Europe/Middle East/Africa	10,303	10,803	11,570	12,918	13,563	14,002	14,174	22.5	1.2
Asia-Pacific	3,090	3,169	3,396	3,460	3,687	3,816	4,067	19.8	6.6
Total Assets Under Custody and/or Administration	$46,733	$49,000	$51,664	$53,800	$54,515	$57,858	$59,173	14.5	2.3
Assets Under Custody(4)
By Product Classification:
Collective funds, including ETFs	$13,335	$14,487	$15,478	$15,619	$15,874	$17,424	$18,122	17.1	4.0
Mutual funds	9,725	10,060	10,506	10,762	10,598	11,351	11,151	6.1	(1.8)
Pension products	7,731	7,975	8,371	8,487	8,875	9,137	9,186	9.7	0.5
Insurance and other products	3,046	3,026	3,144	3,484	3,537	3,661	3,876	23.3	5.9
Total Assets Under Custody	$33,837	$35,548	$37,499	$38,352	$38,884	$41,573	$42,335	12.9	1.8
By Geographic Location(3):
Americas	$25,407	$26,705	$28,058	$28,462	$28,398	$30,667	$31,052	10.7	1.3
Europe/Middle East/Africa	5,861	6,215	6,606	6,968	7,360	7,629	7,759	17.5	1.7
Asia-Pacific	2,569	2,628	2,835	2,922	3,126	3,277	3,524	24.3	7.5
Total Assets Under Custody	$33,837	$35,548	$37,499	$38,352	$38,884	$41,573	$42,335	12.9	1.8

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Short-term and other investments includes derivatives, cash and cash equivalents and other instruments.
(3) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(4) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters							% Change
(Dollars in billions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26
Assets Under Management by Category(1)
By Asset Class:
Equity	$2,901	$3,218	$3,465	$3,589	$3,496	$4,051	$4,104	18.4%	1.3%
Fixed-income	633	700	720	734	756	776	785	9.0	1.2
Cash(2)	518	525	540	570	581	621	564	4.4	(9.2)
Multi-asset	390	449	477	501	503	567	575	20.5	1.4
Alternative investments(3)	223	225	244	271	284	263	278	13.9	5.7
Total	$4,665	$5,117	$5,446	$5,665	$5,620	$6,278	$6,306	15.8	0.4

By Geography(4):
Americas	$3,431	$3,713	$3,982	$4,155	$4,108	$4,573	$4,572	14.8	—
Europe/Middle East/Africa	690	771	806	841	845	956	978	21.3	2.3
Asia-Pacific	544	633	658	669	667	749	756	14.9	0.9
Total	$4,665	$5,117	$5,446	$5,665	$5,620	$6,278	$6,306	15.8	0.4

By Vehicle:
ETF	$1,554	$1,690	$1,848	$1,951	$1,940	$2,204	$2,285	23.6	3.7
Separately managed accounts	1,776	1,985	2,074	2,127	2,120	2,340	2,348	13.2	0.3
Other commingled funds	1,335	1,442	1,524	1,587	1,560	1,734	1,673	9.8	(3.5)
Total	$4,665	$5,117	$5,446	$5,665	$5,620	$6,278	$6,306	15.8	0.4

By Strategy:
Index strategies and solutions:
ETFs	$1,541	$1,677	$1,834	$1,936	$1,926	$2,188	$2,268	23.7	3.7
Other index	2,424	2,737	2,896	2,986	2,938	3,279	3,281	13.3	0.1
Total index strategies and solutions	3,965	4,414	4,730	4,922	4,864	5,467	5,549	17.3	1.5
Active, alternatives and other(3)	182	178	176	173	175	190	193	9.7	1.6
Cash(2)	518	525	540	570	581	621	564	4.4	(9.2)
Total	$4,665	$5,117	$5,446	$5,665	$5,620	$6,278	$6,306	15.8	0.4

(1) Our AUM disclosures have been updated to more closely reflect the investment strategies and capabilities within the Investment Management business. AUM disclosures are now organized around Index; Active, Alternatives and Other Strategies; and Cash. We have retained the supplemental views of AUM, including, but not limited to, views by asset class and by geography.

(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(4) Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT (Continued)

	Quarters
(Dollars in billions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
Net asset flows by category(1)
By Asset Class:
Equity	$(37)	$14	$5	$28	$2	$60	$17
Fixed-income	2	51	13	11	28	12	32
Cash(2)	1	(1)	10	24	8	35	(62)
Multi-asset	13	25	6	12	12	13	9
Alternative investments(3)	8	(7)	(8)	10	(1)	(6)	11
Total flows, net	$(13)	$82	$26	$85	$49	$114	$7

By Geography(4):
Americas	$4	$29	$36	$75	$10	$75	$(14)
Europe/Middle East/Africa	(29)	18	—	10	29	18	18
Asia-Pacific	12	35	(10)	—	10	21	3
Total flows, net	$(13)	$82	$26	$85	$49	$114	$7

By Vehicle:
ETF	$1	$15	$37	$51	$25	$68	$69
Separately managed accounts	(7)	50	(20)	4	30	9	3
Other commingled funds	(7)	17	9	30	(6)	37	(65)
Total flows, net	$(13)	$82	$26	$85	$49	$114	$7

By Strategy:
Index strategies and solutions:
ETFs	$—	$15	$38	$51	$25	$66	$68
Other index	(12)	81	(7)	14	13	15	(1)
Total index strategies and solutions	(12)	96	31	65	38	81	67
Active, alternatives and other	(2)	(13)	(15)	(4)	3	(2)	2
Cash(2)	1	(1)	10	24	8	35	(62)
Total flows, net	$(13)	$82	$26	$85	$49	$114	$7

(1) Our AUM disclosures have been updated to more closely reflect the investment strategies and capabilities within the Investment Management business. AUM disclosures are now organized around Index; Active, Alternatives and Other Strategies; and Cash. We have retained the supplemental views of AUM, including, but not limited to, views by asset class and by geography.

(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(4) Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	3Q25	2Q26	3Q26		3Q26 vs. 3Q25	3Q26 vs. 2Q26		3Q25		2Q26	3Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26		3Q25	2Q26		3Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26	3Q25	2Q26	3Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26
Servicing fees	$1,357	$1,468	$1,492		9.9%	1.6%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,357	$1,468	$1,492	9.9%	1.6%
Management fees(2)	—	—	—		—	—		664		772	797	20.0	3.2		—	—		—	—	—	664	772	797	20.0	3.2
Foreign exchange trading services(2)	364	491	425		16.8	(13.4)		—		3	2	nm	(33.3)		—	—		—	—	—	364	494	427	17.3	(13.6)
Securities finance	133	140	141		6.0	0.7		5		10	10	100.0	—		—	—		—	—	—	138	150	151	9.4	0.7
Software services(2)	167	166	175		4.8	5.4		—		—	—	—	—		—	—		—	—	—	167	166	175	4.8	5.4
Other fee revenue(2)	128	117	105		(18.0)	(10.3)		11		21	(7)	nm	nm		—	—		—	—	—	139	138	98	(29.5)	(29.0)
Total fee revenue	2,149	2,382	2,338		8.8	(1.8)		680		806	802	17.9	(0.5)		—	—		—	—	—	2,829	3,188	3,140	11.0	(1.5)
Net interest income	711	860	862		21.2	0.2		4		—	2	(50.0)	nm		—	—		—	—	—	715	860	864	20.8	0.5
Total other income	1	—	—		nm	—		—		—	—	—	—		—	—		—	—	—	1	—	—	nm	—
Total revenue	2,861	3,242	3,200		11.8	(1.3)		684		806	804	17.5	(0.2)		—	—		—	—	—	3,545	4,048	4,004	12.9	(1.1)
Provision for credit losses	9	—	(4)		nm	nm		—		—	—	—	—		—	—		—	—	—	9	—	(4)	nm	nm
Total expenses	1,994	2,162	2,116		6.1	(2.1)		440		497	504	14.5	1.4		—	—		—	—	—	2,434	2,659	2,620	7.6	(1.5)
Income before income tax expense	$858	$1,080	$1,088		26.8	0.7		$244		$309	$300	23.0	(2.9)		$—	$—		$—	—	—	$1,102	$1,389	$1,388	26.0	(0.1)
Pre-tax margin	30.0%	33.3%	34.0%		4.0%	0.7%	pts	35.7%		38.3%	37.3%	1.6%	(1.0)%	pts							31.1%	34.3%	34.6%	3.5%	0.3%	pts

	Nine Months Ended September 30,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2025	2026	YTD2026 vs. YTD2025		2025	2026		YTD2026 vs. YTD2025		2025	2026	YTD2026 vs. YTD2025	2025		2026	YTD2026 vs. YTD2025
Servicing fees	$3,936	$4,369	11.0%		$—	$—		—%		$—	$—	—%	$3,936		$4,369	11.0%
Management fees(2)	—	—	—		1,851	2,293		23.9		—	—	—	1,851		2,293	23.9
Foreign exchange trading services(2)	1,091	1,348	23.6		—	8		nm		3	—	nm	1,094		1,356	23.9
Securities finance	360	391	8.6		18	26		44.4		—	—	—	378		417	10.3
Software services(2)	518	510	(1.5)		—	—		—		(24)	—	nm	494		510	3.2
Other fee revenue(2)	341	324	(5.0)		24	19		(20.8)		—	—	—	365		343	(6.0)
Total fee revenue	6,246	6,942	11.1		1,893	2,346		23.9		(21)	—	nm	8,118		9,288	14.4
Net interest income	2,146	2,554	19.0		12	5		(58.3)		—	—	—	2,158		2,559	18.6
Total other income	1	1	—		—	—		—		—	—	—	1		1	—
Total revenue	8,393	9,497	13.2		1,905	2,351		23.4		(21)	—	nm	10,277		11,848	15.3
Provision for credit losses	51	12	(76.5)		—	—		—		—	—	—	51		12	(76.5)
Total expenses	6,008	6,467	7.6		1,288	1,493		15.9		117	130	11.1	7,413		8,090	9.1
Income before income tax expense	$2,334	$3,018	29.3		$617	$858		39.1		$(138)	$(130)	(5.8)	$2,813		$3,746	33.2
Pre-tax margin	27.8%	31.8%	4.0%	pts	32.4%	36.5%		4.1%	pts				27.4%		31.6%	4.2%	pts

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
(2) In the first quarter of 2026, revenue related to distribution and marketing activities was reclassified from foreign exchange trading services to management fees. Additionally, lending-related and other fees, previously recognized within software and processing fees, was reclassified to other fee revenue, and the software and processing fees caption has been changed to software services. Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on total fee revenue, total revenue or net income, on either a consolidated or line of business basis.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Basel III Advanced Approaches(1)							Basel III Standardized Approach(2)
(Dollars in millions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
Ratios and Supporting Calculations:
Common equity tier 1 capital	$14,362	$14,791	$15,156	$14,812	$14,798	$15,425	$15,433	$14,362	$14,791	$15,156	$14,812	$14,798	$15,425	$15,433
Total risk-weighted assets	114,274	118,652	115,731	114,357	118,311	116,493	115,226	130,208	137,677	134,168	127,263	139,811	143,406	140,576
Common equity tier 1 risk-based capital ratio	12.6%	12.5%	13.1%	13.0%	12.5%	13.2%	13.4%	11.0%	10.7%	11.3%	11.6%	10.6%	10.8%	11.0%

Tier 1 capital	$17,921	$18,350	$18,715	$18,371	$18,357	$18,984	$19,488	$17,921	$18,350	$18,715	$18,371	$18,357	$18,984	$19,488
Tier 1 risk-based capital ratio	15.7%	15.5%	16.2%	16.1%	15.5%	16.3%	16.9%	13.8%	13.3%	13.9%	14.4%	13.1%	13.2%	13.9%

Total capital	$19,799	$20,226	$20,608	$20,261	$20,085	$20,697	$21,165	$19,978	$20,418	$20,792	$20,446	$20,234	$20,850	$21,315
Total risk-based capital ratio	17.3%	17.0%	17.8%	17.7%	17.0%	17.8%	18.4%	15.3%	14.8%	15.5%	16.1%	14.5%	14.5%	15.2%

Tier 1 capital	$17,921	$18,350	$18,715	$18,371	$18,357	$18,984	$19,488	$17,921	$18,350	$18,715	$18,371	$18,357	$18,984	$19,488
Adjusted average assets (Tier 1)(3)	328,520	344,822	331,553	332,978	342,329	357,537	353,876	328,520	344,822	331,553	332,978	342,329	357,537	353,876
Tier 1 leverage ratio	5.5%	5.3%	5.6%	5.5%	5.4%	5.3%	5.5%	5.5%	5.3%	5.6%	5.5%	5.4%	5.3%	5.5%

On-and off-balance sheet leverage exposure	$286,035	$300,585	$300,388	$294,138	$299,379	$315,880	$312,859	$286,035	$300,585	$300,388	$294,138	$299,379	$315,880	$312,859
Less: regulatory deductions	(8,771)	(8,957)	(8,927)	(9,470)	(9,385)	(9,284)	(9,222)	(8,771)	(8,957)	(8,927)	(9,470)	(9,385)	(9,284)	(9,222)
Leverage exposure (SLR)	277,264	291,628	291,461	284,668	289,994	306,596	303,637	277,264	291,628	291,461	284,668	289,994	306,596	303,637
Supplementary leverage ratio(4)	6.5%	6.3%	6.4%	6.5%	6.3%	6.2%	6.4%	6.5%	6.3%	6.4%	6.5%	6.3%	6.2%	6.4%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of September 30, 2026 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of September 30, 2026 are estimates.

(3) Adjusted average assets (Tier 1) is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 0.5% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on average tangible common equity (ROTCE) are ratios that management believes provide context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing annualized net income available to common shareholders for the relevant period by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are presented below.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26
Tangible common equity - period end:
Total shareholders' equity	$26,692	$27,307	$27,642	$27,841	$27,742	$28,268	$28,710
Less:
Preferred stock	3,559	3,559	3,559	3,559	3,559	3,559	4,055
Common shareholders' equity	23,133	23,748	24,083	24,282	24,183	24,709	24,655
Less:
Goodwill	7,763	7,918	7,916	8,159	8,121	8,106	8,094
Other intangible assets	1,046	1,014	958	935	872	816	763
Plus:
Related deferred tax liabilities	465	479	473	478	480	484	488
Tangible common shareholders' equity - Non-GAAP	$14,789	$15,295	$15,682	$15,666	$15,670	$16,271	$16,286

Total common shares outstanding - period end (in thousands)	288,676	285,562	282,218	279,078	276,925	274,703	272,828
Book value per common share	$80.13	$83.16	$85.33	$87.01	$87.33	$89.95	$90.37
Tangible book value per common share - Non-GAAP	51.23	53.56	55.57	56.13	56.59	59.23	59.69

	Quarters							Year-to-Date
(Dollars in millions, except where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	2025	2026
Tangible common equity - average:
Average common shareholders' equity	$22,847	$23,496	$23,772	$24,167	$24,555	$24,581	$24,837	$23,376	$24,660
Less:
Average goodwill	7,717	7,854	7,906	7,971	8,154	8,143	8,122	7,827	8,140
Average other intangible assets	1,065	1,029	982	962	902	844	790	1,025	845
Plus:
Related deferred tax liabilities	462	472	476	475	479	482	487	470	483
Average tangible common shareholders' equity - Non-GAAP	$14,527	$15,085	$15,360	$15,709	$15,978	$16,076	$16,412	$14,994	$16,158

Net income available to common shareholders	$597	$630	$802	$688	$705	$1,026	$1,030	$2,029	$2,761
Net income available to common shareholders, excluding notable items(1)	597	733	802	845	803	1,026	1,030	2,132	2,859

Return on average tangible common equity - Non-GAAP(2)	16.4%	16.7%	20.9%	17.5%	17.6%	25.5%	25.1%	18.0%	22.8%
Return on average tangible common equity, excluding notable items - Non-GAAP(2)	16.4	19.4	20.9	21.5	20.1	25.5	25.1	19.0	23.6

(1) Refer to Reconciliations of non-GAAP Financial Information pages for a reconciliation of net income available to common shareholders, excluding notable items.
(2) Return on average tangible common equity, excluding notable items - non-GAAP is calculated by dividing annualized net income available to common shareholders, excluding notable items for the relevant period by average tangible common equity.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.
	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	3Q26 vs. 3Q25		3Q26 vs. 2Q26		2025	2026	YTD2026 vs. YTD2025
Fee Revenue:
Total fee revenue, GAAP-basis	$2,570	$2,719	$2,829	$2,862	$2,960	$3,188	$3,140	11.0%		(1.5)%		$8,118	$9,288	14.4%
Less: Notable items:
Foreign exchange trading services(1)	—	(3)	—	—	—	—	—	—		—		(3)	—	nm
Client rescoping (revenue impact)(2)	—	24	—	—	—	—	—	—		—		24	—	nm
Total fee revenue, excluding notable items	$2,570	$2,740	$2,829	$2,862	$2,960	$3,188	$3,140	11.0		(1.5)		$8,139	$9,288	14.1

Total Revenue:
Total revenue, GAAP-basis	$3,284	$3,448	$3,545	$3,667	$3,796	$4,048	$4,004	12.9%		(1.1)%		$10,277	$11,848	15.3%
Less: Notable items:
Foreign exchange trading services(1)	—	(3)	—	—	—	—	—	—		—		(3)	—	nm
Client rescoping (revenue impact)(2)	—	24	—	—	—	—	—	—		—		24	—	nm
Total revenue, excluding notable items	$3,284	$3,469	$3,545	$3,667	$3,796	$4,048	$4,004	12.9		(1.1)		$10,298	$11,848	15.1

Expenses:
Total expenses, GAAP-basis	$2,450	$2,529	$2,434	$2,741	$2,811	$2,659	$2,620	7.6%		(1.5)%		$7,413	$8,090	9.1%
Less: Notable items:
Repositioning charges(3)	—	(100)	—	(226)	(89)	—	—	—		—		(100)	(89)	(11.0)
Client rescoping (expense impact)(2)	—	(18)	—	—	(41)	—	—	—		—		(18)	(41)	nm
Other notable items(4)	—	1	—	20	—	—	—	—		—		1	—	nm
Total expenses, excluding notable items	2,450	2,412	2,434	2,535	2,681	2,659	2,620	7.6		(1.5)		7,296	7,960	9.1
Seasonal expenses	(155)	—	—	—	(169)	—	—	—		—		(155)	(169)	9.0
Total expenses, excluding notable items and seasonal expenses	$2,295	$2,412	$2,434	$2,535	$2,512	$2,659	$2,620	7.6		(1.5)		$7,141	$7,791	9.1

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,570	$2,719	$2,829	$2,862	$2,960	$3,188	$3,140	10.99%		(1.51)%		$8,118	$9,288	14.41%
Total expenses, GAAP-basis	2,450	2,529	2,434	2,741	2,811	2,659	2,620	7.64		(1.47)		7,413	8,090	9.13
Fee operating leverage, GAAP-basis(5)								335	bps	(4)	bps			528	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,570	$2,740	$2,829	$2,862	$2,960	$3,188	$3,140	10.99%		(1.51)%		$8,139	$9,288	14.12%
Total expenses, excluding notable items (as reconciled above)	2,450	2,412	2,434	2,535	2,681	2,659	2,620	7.64		(1.47)		7,296	7,960	9.10
Fee operating leverage, excluding notable items(6)								335	bps	(4)	bps			502	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,284	$3,448	$3,545	$3,667	$3,796	$4,048	$4,004	12.95%		(1.09)%		$10,277	$11,848	15.29%
Total expenses, GAAP-basis	2,450	2,529	2,434	2,741	2,811	2,659	2,620	7.64		(1.47)		7,413	8,090	9.13
Operating leverage, GAAP-basis(7)								531	bps	38	bps			616	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,284	$3,469	$3,545	$3,667	$3,796	$4,048	$4,004	12.95%		(1.09)%		$10,298	$11,848	15.05%
Total expenses, excluding notable items (as reconciled above)	2,450	2,412	2,434	2,535	2,681	2,659	2,620	7.64		(1.47)		7,296	7,960	9.10
Operating leverage, excluding notable items(8)								531	bps	38	bps			595	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters							% Change		Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26	2025	2026	YTD2026 vs. YTD2025

Income Before Income Tax Expense:
Income before income tax expense, GAAP-basis	$822	$889	$1,102	$918	$969	$1,389	$1,388	26.0%	(0.1)%	$2,813	$3,746	33.2%
Less: Notable items
Foreign exchange trading services(1)	—	(3)	—	—	—	—	—			(3)	—
Client rescoping (revenue impact)(2)	—	24	—	—	—	—	—			24	—
Repositioning charges(3)	—	100	—	226	89	—	—			100	89
Client rescoping (expense impact)(2)	—	18	—	—	41	—	—			18	41
Other notable items(4)	—	(1)	—	(20)	—	—	—			(1)	—
Income before income tax expense, excluding notable items	$822	$1,027	$1,102	$1,124	$1,099	$1,389	$1,388	26.0	(0.1)	$2,951	$3,876	31.3

Net Income:
Net Income, GAAP-basis	$644	$693	$861	$747	$764	$1,084	$1,090	26.6%	0.6%	$2,198	$2,938	33.7%
Less: Notable items
Foreign exchange trading services(1)	—	(3)	—	—	—	—	—			(3)	—
Client rescoping (revenue impact)(2)	—	24	—	—	—	—	—			24	—
Repositioning charges(3)	—	100	—	226	89	—	—			100	89
Client rescoping (expense impact)(2)	—	18	—	—	41	—	—			18	41
Other notable items(4)	—	(1)	—	(20)	—	—	—			(1)	—
Tax impact of notable items	—	(35)	—	(49)	(32)	—	—			(35)	(32)
Net Income, excluding notable items	$644	$796	$861	$904	$862	$1,084	$1,090	26.6	0.6	$2,301	$3,036	31.9

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$597	$630	$802	$688	$705	$1,026	$1,030	28.4%	0.4%	$2,029	$2,761	36.1%
Less: Notable items
Foreign exchange trading services(1)	—	(3)	—	—	—	—	—			(3)	—
Client rescoping (revenue impact)(2)	—	24	—	—	—	—	—			24	—
Repositioning charges(3)	—	100	—	226	89	—	—			100	89
Client rescoping (expense impact)(2)	—	18	—	—	41	—	—			18	41
Other notable items(4)	—	(1)	—	(20)	—	—	—			(1)	—
Tax impact of notable items	—	(35)	—	(49)	(32)	—	—			(35)	(32)
Net Income Available to Common Shareholders, excluding notable items	$597	$733	$802	$845	$803	$1,026	$1,030	28.4	0.4	$2,132	$2,859	34.1

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$2.04	$2.17	$2.78	$2.42	$2.49	$3.65	$3.69	32.7%	1.1%	$6.98	$9.82	40.7%
Less: Notable items
Foreign exchange trading services(1)	—	(0.01)	—	—	—	—	—			(0.01)	—
Client rescoping (revenue impact)(2)	—	0.06	—	—	—	—	—			0.06	—
Repositioning charges(3)	—	0.26	—	0.60	0.24	—	—			0.26	0.24
Client rescoping (expense impact)(2)	—	0.05	—	—	0.11	—	—			0.05	0.11
Other notable items(4)	—	—	—	(0.05)	—	—	—			—	—
Diluted earnings per share, excluding notable items	$2.04	$2.53	$2.78	$2.97	$2.84	$3.65	$3.69	32.7	1.1	$7.34	$10.17	38.6%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	3Q26 vs. 3Q25		3Q26 vs. 2Q26		2025	2026	YTD2026 vs. YTD2025
Pre-tax Margin:
Pre-tax margin, GAAP-basis(9)	25.0%	25.8%	31.1%	25.0%	25.5%	34.3%	34.6%	3.5%	pts	0.3%	pts	27.4%	31.6%	4.2%	pts
Less: Notable items
Foreign exchange trading services(1)	—	(0.1)	—	—	—	—	—					—	—
Client rescoping (revenue impact)(2)	—	0.7	—	—	—	—	—					0.2	—
Repositioning charges(3)	—	2.7	—	6.3	2.4	—	—					0.9	0.8
Client rescoping (expense impact)(2)	—	0.5	—	—	1.1	—	—					0.2	0.3
Other notable items(4)	—	—	—	(0.6)	—	—	—					—	—
Pre-tax margin, excluding notable items	25.0%	29.6%	31.1%	30.7%	29.0%	34.3%	34.6%	3.5		0.3		28.7%	32.7%	4.0

Return on Average Common Equity:
Return on average common equity, GAAP-basis	10.6%	10.8%	13.4%	11.3%	11.6%	16.7%	16.4%	3.0%	pts	(0.3)%	pts	11.6%	15.0%	3.4%	pts
Less: Notable items
Foreign exchange trading services(1)	—	(0.1)	—	—	—	—	—					—	—
Client rescoping (revenue impact)(2)	—	0.4	—	—	—	—	—					0.1	—
Repositioning charges(3)	—	1.7	—	3.7	1.5	—	—					0.6	0.5
Client rescoping (expense impact)(2)	—	0.3	—	—	0.7	—	—					0.1	0.2
Other notable items(4)	—	—	—	(0.3)	—	—	—					—	—
Tax impact of notable items	—	(0.6)	—	(0.8)	(0.5)	—	—					(0.2)	(0.2)
Return on average common equity, excluding notable items	10.6%	12.5%	13.4%	13.9%	13.3%	16.7%	16.4%	3.0		(0.3)		12.2%	15.5%	3.3

Effective Tax Rate:
Effective tax rate, GAAP-basis	21.7%	22.0%	21.9%	18.6%	21.2%	21.9%	21.5%	(0.4)%	pts	(0.4)%	pts	21.9%	21.6%	(0.3)%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—	—					—	—
Client rescoping (revenue impact)(2)	—	0.1	—	—	—	—	—					—	—
Repositioning charges(3)	—	0.4	—	1.1	0.3	—	—					0.1	0.1
Client rescoping (expense impact)(2)	—	—	—	—	0.1	—	—					—	—
Other notable items(4)	—	—	—	(0.1)	—	—	—					—	—
Effective tax rate, excluding notable items	21.7%	22.5%	21.9%	19.6%	21.6%	21.9%	21.5%	(0.4)		(0.4)		22.0%	21.7%	(0.3)

(1) Amounts in 2025 consist of a revenue-related recovery associated with the proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Client rescoping of $41 million in the first quarter of 2026 reflected in information systems and communications. Amount in 2025 related to a client rescoping which decreased income before income taxes by $42 million, of which $24 million is reflected in software services and $18 million is reflected in information systems and communications.

(3) Repositioning charges of $89 million in the first quarter of 2026 represents a $79 million charge reflected in compensation and employee benefits primarily from workforce rationalization and a $1 million charge reflected in occupancy costs associated with real estate footprint optimization. Additional repositioning charges include $9 million of operating model changes reflected in information systems and communications. Amounts in the fourth quarter of 2025 include a charge of $111 million, reflected in compensation and employee benefits primarily from workforce rationalization, a $69 million charge reflected in occupancy costs associated with real estate footprint optimization and additional repositioning charges (net) include operating model changes of $24 million and $22 million reflected in information systems and communications and other expenses, respectively. The amount in the second quarter of 2025 includes a charge of $100 million, reflected in compensation and employee benefits primarily from workforce rationalization.

(4) Amount in the fourth quarter of 2025 includes an FDIC special assessment release of $60 million and legal and related costs of $40 million reflected in other expenses and the amount in the second quarter of 2025 includes a subsequent true-up reflected in other expenses.

(5) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(6) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(7) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(8) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(9) GAAP-basis pre-tax margin for the first quarter of 2026 of 25.5% included seasonal incentive compensation and benefits expenses of $169 million as shown on page 18. Excluding seasonal expenses, pre-tax margin for the first quarter of 2026 was 30.0%.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF PRE-TAX MARGIN AND RETURN ON TANGIBLE COMMON EQUITY EXCLUDING NOTABLE ITEMS

(Dollars in millions, except where otherwise noted)	2022	2023	2024	2025
Total revenue:
Total revenue, GAAP-basis	$12,148	$11,945	$13,000	$13,944
Less: Fee revenue	(23)	—	(15)	(3)
Less: Total other income	—	—	(66)	—

Add: Client rescoping (revenue impact)	—	—	—	24
Add: (Gains) losses related to investment securities, net	—	294	81	—
Total revenue, excluding notable items	12,125	12,239	13,000	13,965

Provision for credit losses	20	46	75	59
Total expenses:
Total expenses, GAAP-basis	8,801	9,583	9,530	10,154
Less: Notable expense items:
Acquisition and restructuring costs	(65)	15	—	—
Deferred compensation expense acceleration	—	—	(79)	—
Repositioning (charges) / release	(70)	(203)	2	(326)
Client rescoping (expense impact)	—	—	—	(18)
Other notable items	—	(432)	(111)	21
Total expenses, excluding notable items	8,666	8,963	9,342	9,831
Income before income tax expense, excluding notable items	$3,439	$3,230	$3,583	$4,075

Income before income tax expense, GAAP-basis	$3,327	$2,316	$3,395	$3,731

Pre-tax margin, excluding notable items	28.4%	26.4%	27.6%	29.2%
Pre-tax margin, GAAP-basis	27.4	19.4	26.1	26.8

Tangible common equity - average:
Average common shareholders' equity	$23,910	$22,201	$22,339	$23,575
Less:
Average goodwill	7,481	7,536	7,721	7,863
Average other intangible assets	1,658	1,460	1,206	1,009
Plus:
Related deferred tax liabilities	493	492	462	472
Average tangible common shareholders' equity - Non-GAAP	$15,264	$13,697	$13,874	$15,175

Net income available to common shareholders	$2,660	$1,821	$2,483	$2,717
Net income available to common shareholders, excluding notable items	2,743	2,500	2,623	2,977

Return on average tangible common equity - Non-GAAP	17.4%	13.3%	17.9%	17.9%
Return on average tangible common equity, excluding notable items - Non-GAAP	18.0	18.3	18.9	19.6

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis QTD Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	3Q25	2Q26	3Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26	3Q26 vs. 3Q25	3Q26 vs. 2Q26
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,357	$1,468	$1,492	$(4)	$(4)	$1,496	$1,496	10.2%	1.9%
Management fees(1)	664	772	797	(1)	—	798	797	20.2	3.2
Foreign exchange trading services(1)	364	494	427	—	—	427	427	17.3	(13.6)
Securities finance	138	150	151	—	—	151	151	9.4	0.7
Software services(1)	167	166	175	—	—	175	175	4.8	5.4
Other fee revenue(1)	139	138	98	(1)	(4)	99	102	(28.8)	(26.1)
Total fee revenue	2,829	3,188	3,140	(6)	(8)	3,146	3,148	11.2	(1.3)
Net interest income	715	860	864	(4)	(2)	868	866	21.4	0.7
Total other income	1	—	—	—	—	—	—	nm	nm
Total revenue	$3,545	$4,048	$4,004	$(10)	$(10)	$4,014	$4,014	13.2	(0.8)

Expenses:
Compensation and employee benefits	$1,162	$1,292	$1,251	$(10)	$(5)	$1,261	$1,256	8.5	(2.8)
Information systems and communications	517	589	594	(1)	—	595	594	15.1	0.8
Transaction processing services	276	280	286	(1)	—	287	286	4.0	2.1
Occupancy	106	96	102	(1)	—	103	102	(2.8)	6.3
Other	373	402	387	(1)	(1)	388	388	4.0	(3.5)
Total expenses	$2,434	$2,659	$2,620	$(14)	$(6)	$2,634	$2,626	8.2	(1.2)

Total expenses, excluding notable items - Non-GAAP	$2,434	$2,659	$2,620	$(14)	$(6)	$2,634	$2,626	8.2	(1.2)
Total non-compensation expenses, excluding notable items - Non-GAAP(2)	1,272	1,367	1,369	(4)	(1)	1,373	1,370	7.9	0.2

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2025	2026	YTD2026 vs. YTD2025	2026	YTD2026 vs. YTD2025
GAAP-Basis Results:
Fee revenue:
Servicing fees	$3,936	$4,369	$41	$4,328	10.0%
Management fees(1)	1,851	2,293	4	2,289	23.7
Foreign exchange trading services(1)	1,094	1,356	—	1,356	23.9
Securities finance	378	417	—	417	10.3
Software services(1)	494	510	2	508	2.8
Other fee revenue(1)	365	343	7	336	(7.9)
Total fee revenue	8,118	9,288	54	9,234	13.7
Net interest income	2,158	2,559	25	2,534	17.4
Total other income	1	1	—	1	—
Total revenue	$10,277	$11,848	$79	$11,769	14.5

Expenses:
Compensation and employee benefits	$3,704	$3,984	$24	$3,960	6.9
Information systems and communications	1,537	1,820	4	1,816	18.2
Transaction processing services	794	849	4	845	6.4
Occupancy	314	299	1	298	(5.1)
Other	1,064	1,138	8	1,130	6.2
Total expenses	$7,413	$8,090	$41	$8,049	8.6

Total expenses, excluding notable items - Non-GAAP	$7,296	$7,960	$41	$7,919	8.5
Total non-compensation expenses, excluding notable items - Non-GAAP(2)	3,692	4,055	17	4,038	9.4

(1) In the first quarter of 2026, revenue related to distribution and marketing activities was reclassified from foreign exchange trading services to management fees. Additionally, lending related and other fees, previously recognized within software and processing fees, was reclassified to other fee revenue, and the software and processing fees caption has been changed to software services. Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on total fee revenue, total revenue or net income, on either a consolidated or line of business basis.

(2) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items were $1,251 million in the third quarter of 2026, $1,292 million in the second quarter of 2026 and $1,162 million in the third quarter of 2025.

nm Denotes not meaningful